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                                                           [LETTERHEAD OF AEGON]

September 10, 1998


VIA EDGAR


Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549

Re: Providian Life and Health Insurance Company Separate Account I Pacer Choice Variable Annuity
     File No.33-7034, 811-4733, CIK 796524
     Rule 30b2-1 Filing

Commissioners:

As required by Rule 30d-2 under the Investment Company Act of 1940, as amended (the "Act"), Providian Life and Health Insurance Company Separate Account I, a unit investment trust registered under the Act, mailed to its contract owners the annual report for the Variable Insurance Products Fund: This filing constitutes the filing of this report as required by Rule 30b2-1 under the Act.

Pursuant to Rule 30d-1 under the Act, on February 25, 1998, Variable Insruance Products Fund filed its annual report with the Commission via EDGAR (CIK:
356494). To the extent necessary, this filing is incorporated herein by reference.

Very truly yours,

/s/ Gregory E. Miller-Breetz


Gregory E. Miller-Breetz
Assistant General Counsel